UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 12, 2006

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

On September 12, 2006, New River Pharmaceuticals Inc. (the “Company”) presented at the Bear Stearns 19th Annual Healthcare Conference. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company issued a press release on September 12, 2006 with respect to this presentation, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. During this presentation, management of the Company announced that the enrollment numbers have been met for the company’s NRP104.303 study, which will examine the safety and efficacy of NRP104 as a treatment for attention-deficit/hyperactivity disorder (ADHD) in adult populations (ages 18-52). Randal Kirk, New River’s Chairman and CEO, and Krish Krishnan, CFO and COO, stated that the company expects to complete the study in Q4 2006, to announce top-line data in from the study in Q1 2007, and to file a supplemental new drug application for the adult indication in Q2 2007.

The Company also stated that the desired safety and efficacy endpoints were met in the Company’s NRP104.302 study, a long-term, open-label and single-arm study of NRP104 in doses of 30mg, 50mg or 70mg per day in pediatric patients diagnosed with ADHD. A total of 293 patients with ADHD were enrolled in this multi-center trial, the results of which were submitted to the FDA.

The Company’s management also provided an update on other drug candidates in clinical development. The Company announced that it expects to begin a pharmacokinetic (PK) clinical study of NRP409 in September, with conclusion anticipated in 1Q 2007. A derivative of tri-iodothyronine (T3), NRP409 is under development for the treatment of primary hypothyroidism.

With regard to NRP290, a derivative of hydrocodone, management stated that two PK clinical studies have been completed. In an effort to reduce the overall cost of goods sold, the Company is also working on Chemistry, Manufacturing and Controls (CMC) issues related to NRP290 synthesis. The Company anticipates an End-of-Phase-II meeting with the FDA following resolution of the CMC issues.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Presentation made on September 12, 2006 by the Company at the Bear Stearns 19th Annual Healthcare Conference.

99.2	Press release issued on September 12, 2006 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2006

NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Presentation made on September 12, 2006 by the Company at the Bear Stearns 19th Annual Healthcare Conference.

99.2	Press release issued on September 12, 2006 by the Company.